Exhibit 4(n)-2

WPD HOLDINGS UK

and

BANKERS TRUST COMPANY
as Trustee, Principal Paying Agent,
Registrar and Transfer Agent

and

DEUTSCHE BANK LUXEMBOURG. S.A.,
as Paying Agent and Transfer Agent

6.75% Notes Due 2004

6.875% Notes Due 2007

6.50% Notes Due 2008

7.25% Notes Due 2017

7.375% Notes Due 2028

First Supplemental Indenture
Dated as of March 16, 2001

FIRST SUPPLEMENTAL INDENTURE, dated as of March 16, 2001 (herein called the "First Supplemental Indenture"), among WPD Holdings UK, a corporation duly organized and existing under the laws of England and Wales (hereinafter called the "Company"), and BANKERS TRUST COMPANY, as Trustee, Principal Paying Agent, Registrar and Transfer Agent under the Original Indenture referred to below (hereinafter called the "Trustee") and DEUTSCHE BANK LUXEMBOURG S.A., as Paying and Transfer Agent under the Original Indenture, as defined below.

WITNESSETH:

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture dated as of March 16, 2001 (hereinafter called the "Original Indenture"), to provide for the issuance from time to time of its unsecured debentures, notes or other evidences of indebtedness (herein called the "Securities"), the form and terms of which are to be established as set forth in Section 201 and 301 of the Original Indenture;

WHEREAS, Section 901 of the Original Indenture provides, among other things, that the Company and the Trustee may enter into supplemental indentures to the Original Indenture for, among other things, the purpose of establishing the form and terms of the Securities of any series as permitted in Sections 201 and 301 of the Original Indenture and of appointing an Authenticating Agent with respect to the securities of any series;

WHEREAS, the Company desires to create five series of the Securities, one series of Securities in an aggregate principal amount of two hundred million dollars ($200,000,000) to be designated the "6.75% Notes Due 2004," one series of Securities in an aggregate principal amount of $200,000,000 to be designated the "6.875% Notes Due 2007," one series of Securities in an aggregate principal amount of $225,000,000 to be designated the "6.50% Notes Due 2008," one series of Securities in an aggregate principal amount of $100,000,000 to be designated the "7.25% Notes Due 2017," and one series of Securities in an aggregate principal amount of $300,000,000 to be designated the "7.375% Notes Due 2028" (collectively, the "Notes"), and all action on the part of the Company necessary to authorize the issuance of the Notes under the Original Indenture and this First Supplemental Indenture has been duly taken; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as in the Original Indenture provided, valid and binding obligations of the Company and to constitute this First Supplemental Indenture a valid and binding agreement of the Company, according to its terms, have been done and performed;

NOW, THEREFOR, THIS FIRST SUPPLEMENTAL INDENTURE WITNESSETH:

That in consideration of the premises and of the acceptance and purchase of the Notes by the Holders thereof and of the acceptance of this trust by the Trustee, the Company covenants and agrees with the Trustee, for the equal benefit of Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS

Section 1.01    Definitions. The use of the terms and expressions herein is in accordance with the definitions, uses, and constructions contained in the Original Indenture and the forms of Notes attached hereto as Exhibits A, B, C, D, E, and F, respectively. In addition, for all purposes of this First Supplemental Indenture, except as otherwise expressly provided or unless the context otherwise expressly requires, the following terms shall have the respective meanings assigned to them as follows and shall be construed as if defined in Article I of the Original Indenture:

"Book-Entry Depositary" means the Book-Entry Depositary or its nominee or the custodian of either, designated by the Company in the Deposit Agreement until a successor Book-Entry Depositary shall have become such pursuant to the applicable provisions of the Deposit Agreement, and thereafter "Book-Entry Depositary" shall mean such successor Book-Entry Depositary or its nominee or the custodian of either.

"Definitive Registered Note" means a registered Note substantially in the form of Exhibit F to this First Supplemental Indenture.

"Deposit Agreement" means the Deposit Agreement, dated as of the date of this First Supplemental Indenture, between the Company and Bankers Trust Company as Book-Entry Depositary.

"DTC" means The Depository Trust Company or its successors.

"Global Note" means a bearer Global Note as defined in Section 2.09.

ARTICLE II

TERMS AND ISSUANCE OF THE NOTES

Section 2.01     Issue of Notes. Five series of Securities, which shall be designated the "6.75% Notes Due 2004", the "6.875% Notes Due 2007," the "6.50% Notes Due 2008," the "7.25% Notes Due 2017," and the "7.375% Notes Due 2028" shall be executed, authenticated, and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture and this First Supplemental Indenture (including the forms of Notes set forth in Exhibits A, B, C, D, E and F, hereto). The aggregate principal amount of the 6.75% Notes Due 2004, the 6.875% Notes Due 2007, the 6.50% Notes Due 2008, the 7.25% Notes Due 2017, and the 7.375% Notes Due 2028 that may be authenticated and delivered under the First Supplemental Indenture shall not, except as permitted by the provisions of the Original Indenture, exceed $200,000,000, $200,000,000, $225,00 0,000, $100,000,000, and $300,000,000, respectively.

Section 2.02     Form of Notes; Incorporation of Terms. Each series of Notes shall be issued in the form of a Rule 144A Global Note (as defined below), a Regulation S Temporary Global Note (as defined below), and, after the expiration of the Restricted Period, a Regulation S Permanent Global Note (as defined below). The 6.75% Notes Due 2004 shall be issued as a Rule 144A Global Note, a Regulation S Temporary Global Note and a Regulation S Permanent Global Note substantially in the form of, respectively, Exhibit A-1, Exhibit A-2 and Exhibit A-3 attached hereto. The 6.875% Notes Due 2007 shall be issued as a Rule 144A Global Note, a Regulation S Temporary Global Note and a Regulation S Permanent Global Note substantially in the form of, respectively, Exhibit B-1, Exhibit B-2 and Exhibit B-3 attached hereto. The 6.50% Notes Due 2008 shall be issued as a Rule 144A Global Note, a Regulation S Temporary Global Note and a Regulation S Permanent Global Note substantially in the form of, respectively, Exhibit C-1, Exhibit C-2 and Exhibit C-3 attached hereto. The 7.25% Notes Due 2017 shall be issued as a Rule 144A Global Note, a Regulation S Temporary Global Note and a Regulation S Permanent Global Note substantially in the form of, respectively, Exhibit D-1, Exhibit D-2 and Exhibit D-3 attached hereto. The 7.375% Notes Due 2028 shall be issued as a Rule 144A Global Note, a Regulation S Temporary Global Note and a Regulation S Permanent Global Note substantially in the form of, respectively, Exhibit E-1, Exhibit E-2 and Exhibit E-3 attached hereto. In the event that any of the Notes are, in accordance with the terms of the Original Indenture, issued as definitive registered notes, the form of each such Note shall be substantially in the form of Exhibit F attached hereto, with such legends and other amendments as are required by the terms of the Original Indenture to be contained in the specific form of Note, the terms of which are herein incorporated by reference and that are part of this First Supplemental Indenture.

Section 2.03     Limitation on Liens. The covenant provided by Section 1004 of the Original Indenture shall be applicable to the Notes.

Section 2.04     Limitation on Sale and Lease-Back Transactions. The covenant provided by Section 1005 of the Original Indenture shall be applicable to the Notes.

Section 2.05     Limitation on the Incurrence of Additional Indebtedness by Certain Subsidiaries. The covenant provided by Section 1011 of the Original Indenture shall be applicable to the Notes.

Section 2.06     Additional Amounts. The terms provided by Section 1009 of the Original Indenture shall be applicable to the Notes.

Section 2.07     Event of Default. The events specified in Section 501 of the Original Indenture shall constitute Events of Default with respect to the Notes.

Section 2.08     Place of Payment. The Place of Payment in respect of the Notes will be in The City of New York, initially the Corporate Trust Office of Bankers Trust Company, and, for so long as the Notes are listed on the Luxembourg Stock Exchange, in Luxembourg, initially the principal office of Deutsche Bank Luxembourg S.A., which at the date hereof, is located at 2 Bld Konrad Adenauer, L-1115 Luxembourg.

Section 2.09     Issuance of Global Notes. Each series of Notes will be issued only in the form of (i) a global bearer note in respect of each such series representing Notes offered and sold to Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act ("QIBs")) pursuant to Rule 144A (each, a "Rule 144A Global Note"), (ii) a temporary global bearer note in respect of each such series representing Notes offered and sold to U.S. Persons (as defined in Rule 902 of the Securities Act) in offshore transactions in reliance on Regulation S under the Securities Act (each, a "Regulation S Temporary Global Note"), and (iii) after the expiration of the Restricted Period, a permanent global bearer note in respect of each such series (each, a "Regulation S Permanent Global Note," and, together with each Rule 144A Global Note and Regulation S Temporary Global Note, a "Global Note"). Be neficial interests in each Regulation S Temporary Note will be exchanged for beneficial interests in the corresponding Regulation S Permanent Global Note within a reasonable time of the expiration of the Restricted Period upon certification that the beneficial interest in such Regulation S Temporary Global Note is owned by a non-U.S. Person, in accordance with Sections 201 and 206 of the Original Indenture. Each Global Note shall be delivered by the Trustee to the Book-Entry Depositary, as the Holder thereof, or a nominee or custodian therefore, to be held by the Book-Entry Depositary pursuant to the Deposit Agreement.

Section 2.10     Exchange of the Global Notes. Each of the Global Notes shall be exchangeable, in whole but not in part, for Definitive Registered Notes only as provided in this paragraph. A Global Note representing a series of Notes shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the relevant Book-Entry Interests or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act, and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary notifies the Company that is it unwilling or unable to continue as Book-Entry Depositary with respect to the Global Note and no successor is appointed by the Company within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that the Global Note shall be so exchanged, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Notes of the series represented by the Global Note and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to the Global Note, shall have requested in writing that the Global Note be exchanged for one or more Definitive Registered Notes. Definitive Registered Notes so issued in exchange for the Global Note shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as such Global Note, in authorized denominations of $1,000 and any integral multiple thereof and in the aggregate having the same principal amount as such Global Note and registered in such names as the Book-Entry Depositary for such Global Note shall direct.

Section 2.11    Regular Record Date for the Notes. The Regular Record Date for the Notes shall be 15 calendar days immediately prior to each Interest Payment Date.

ARTICLE III

AUTHENTICATING AGENT; BOOK-ENTRY DEPOSITARY

Section 3.01     Authenticating Agent; Book-Entry Depositary. Bankers Trust Company, a New York banking corporation, and its successors are hereby appointed Authenticating Agent and Book-Entry Depositary with respect to the Notes.

ARTICLE IV

MISCELLANEOUS

Section 4.01     Execution as Supplemental Indenture. This First Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture and, as provided in the Original Indenture, this first Supplemental Indenture forms a part thereof.

Section 4.02     Conflict with Trust Indenture Act. If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this First Supplemental Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control.

Section 4.03     Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

Section 4.04     Successors and Assigns. All covenants and agreements in this First Supplemental Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

Section 4.05     Separability Clause. In case any provision in this First Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.06     Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture or in the Notes, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this First Supplemental Indenture.

Section 4.07     Execution and Counterparts. This First Supplemental Indenture may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereof have caused this First Supplemental Indenture to be duly executed by their respective officers or directors duly authorized thereto, all as of the day and year first above written.

WPD HOLDINGS UK By: Name: Title: BANKERS TRUST COMPANY, as Trustee By: Name: Title: DEUTSCHE BANK LUXEMBOURG S.A., as Paying and Transfer Agent By: Name: Title:

Attest:

____________________________

Exhibit A-1

[FORM OF RULE 144A GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [____________________________] on December 15, 2004, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Rule 144A)

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$__________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]   acquired for the undersigned's own account, without transfer;

2 [_]   transferred to the Company;

3 [_]   transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]   transferred pursuant to an effective registration statement under the Securities Act;

5 [_]   transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]   transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit A-2

[FORM OF REGULATION S TEMPORARY GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE HEREINAFTER REFERRED TO.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [____________________________] on December 15, 2004, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will fo rthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Temporary)

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [____________________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]   transferred to the Company;

3 [_]   transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]   transferred pursuant to an effective registration statement under the Securities Act;

5 [_]   transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]   transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit A-3

[FORM OF REGULATION S PERMANENT GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [_______________________] on December 15, 2004, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwi th cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Permanent)

WPD HOLDINGS UK
6.75% Notes Due December 15, 2004

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit B-1

[FORM OF GLOBAL NOTE]
(Rule 144A)

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [________________] on December 15, 2007, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Rule 144A)

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$_________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit B-2

[FORM OF REGULATION S TEMPORARY GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE HEREINAFTER REFERRED TO.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

No. [________]                                                                         [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [____________________________] on December 15, 2007, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for wil l forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Temporary)

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$_________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit B-3

[FORM OF REGULATION S PERMANENT GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [________________] on December 15, 2007, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith ceas e to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Permanent)

WPD HOLDINGS UK
6.875% Notes Due December 15, 2007

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$___________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit C-1

[FORM OF GLOBAL NOTE]
(Rule 144A)

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [________________] Dollars on December 15, 2008, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cea se to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Rule 144A)

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$______________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]        acquired for the undersigned's own account, without transfer;

2 [_]        transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit C-2

[FORM OF REGULATION S TEMPORARY GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE HEREINAFTER REFERRED TO.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [____________________________] on December 15, 2008, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will fo rthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Temporary)

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$_______________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit C-3

[FORM OF REGULATION S PERMANENT GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [_______________]on December 15, 2008, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Permanent)

WPD HOLDINGS UK
6.50% Notes Due December 15, 2008

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$___________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 25 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit D-1

[FORM OF RULE 144A GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [______________] on December 15, 2017, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be p ayable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Rule 144A)

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$_________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit D-2

[FORM OF REGULATION S TEMPORARY GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE HEREINAFTER REFERRED TO.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [_____________________] on December 15, 2017, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will fo rthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Temporary)

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$___________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit D-3

[FORM OF REGULATION S PERMANENT GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [______________] on December 15, 2017, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Permanent)

WPD HOLDINGS UK
7.25% Notes Due December 15, 2017

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$___________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit E-1

[FORM OF RULE 144A GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [__________________] on December 15, 2028, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Rule 144A)

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$_________________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit E-2

[FORM OF REGULATION S TEMPORARY GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

THIS GLOBAL NOTE IS A TEMPORARY GLOBAL NOTE FOR PURPOSES OF REGULATION S UNDER THE SECURITIES ACT. NEITHER THIS TEMPORARY GLOBAL NOTE NOR ANY INTEREST HEREIN MAY BE OFFERED, SOLD OR DELIVERED, EXCEPT AS PERMITTED UNDER THE INDENTURE HEREINAFTER REFERRED TO.

NO BENEFICIAL OWNERS OF THIS TEMPORARY GLOBAL NOTE SHALL BE ENTITLED TO RECEIVE PAYMENT OF PRINCIPAL OR INTEREST HEREON UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE INDENTURE.

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [____________________________] on December 15, 2028, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will fo rthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Temporary)

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$ ].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit E-3

[FORM OF REGULATION S PERMANENT GLOBAL NOTE]

This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is held by a Book-Entry Depositary or a nominee of a Book-Entry Depositary. This Security is exchangeable for securities held by or registered in the name of a person other than the Book-Entry Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Book-Entry Depositary to a nominee of the Book-Entry Depositary or by a nominee of the Book-Entry Depositary to the Book-Entry Depositary or another nominee of the Book-Entry Depositary) may be made, except in limited circumstances.

Unless this Global Security is presented by an authorized representative of the Book-Entry Depositary to the issuer or its agent for exchange or payment, and any definitive security is issued in the name or names as directed in writing by the Book-Entry Depositary, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL in as much as the bearer hereof, the Book-Entry Depositary, has an interest herein.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE COMPANY THAT THIS SECURITY MAY NOT BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (X) PRIOR TO THE SECOND ANNIVERSARY OF THE ISSUANCE HEREOF (OR A PREDECESSOR SECURITY HERETO) OR (Y) BY ANY HOLDER THAT WAS AN AFFILIATE OF THE COMPANY AT ANY TIME DURING THE THREE MONTHS PRECEDING THE DATE OF SUCH TRANSFER, IN EITHER CASE OTHER THAN TO THE COMPANY, SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A") TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A (AS INDICATED BY THE BO X CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT (AS INDICATED BY THE BOX CHECKED BY THE TRANSFEROR ON THE CERTIFICATE OF TRANSFER ON THE REVERSE OF THIS SECURITY), OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 (IF APPLICABLE) UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE LAWS OF ANY STATE OF THE UNITED STATES.

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay the bearer upon surrender hereof, the principal sum of [______________] on December 15, 2028, and to pay interest thereon from December 15, 2000, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on June 15, 2001, at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the bearer on such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the bearer on such Interest Payment Date and may be paid to the bearer at the time of payment of such Defaulted Interest, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts. Payments of any amounts in respect of this Security will be made through the Paying Agents to the Book-Entry Depositary, as the holder thereof. The Book-Entry Depositary will pay an amount equal to such payment to DTC, which will distribute such payment to its Participants in amounts proportionate to their respective ownership of interests in the Book-Entry Interests as shown on the records of DTC. The Company expects that payments by Participants to owners of interests in Book-Entry Interests held through such Participants will be governed by standing customer instructions and customary practices and will be the responsibil ity of such Participants.

The Company will not have any responsibility or liability for any aspect relating to payments made or to be made by the Book-Entry Depositary to DTC in respect of this Security or the Book-Entry Interests. None of the Company, the Trustee, the Book-Entry Depositary or any agent of any of the foregoing will have any responsibility or liability for any aspect relating to payments made or to be made by DTC on account of a Participant's or Indirect Participant's ownership of an interest in the Book-Entry Interests or for maintaining, supervising or reviewing any records relating to a Participant's or Indirect Participant's interests in the Book-Entry Interests.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the United Kingdom) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: March 16, 2001

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Date: March 16, 2001

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[FORM OF REVERSE OF SECURITY]
(Regulation S - Permanent)

WPD HOLDINGS UK
7.375% Notes Due December 15, 2028

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 16, 2001 (herein called the "Original Indenture") among the Company, Bankers Trust Company, as trustee (herein called the "Trustee"), which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (the "Paying and Transfer Agent"), as supplemented by the First Supplemental Indenture, dated as of March 16, 2001 (together with the Original Indenture, the "Indenture"), among the Company, the Trustee, and the Paying Agent, to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof, limited in aggregate principal amount to [$___________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus 37.5 basis points in respect of the Securities of this series, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Notes to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each a "Redemption Date"), the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given not less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the of the Securities are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the Redemption Date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series, except the right to receive the redemption price thereof.

In the event of redemption of these Securities in part only, a new Security or Securities of this series and of like term or for the unredeemed portion hereof will be issued to the Holder upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this Security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of any series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities that has become due solely by reason of such declaration of acceleration), then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption, in whole but not in part, upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either (x) any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after March 16, 2001, or (y) the issuance of definitive Registered Securities pursuant to any of clauses (i), (ii) or (iv) of the third following paragraph; and

(ii)    such obligation cannot be avoided by the Company taking reasonably measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in clause (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any further supplemental indenture or the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future H olders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the time, place, and rate, and in the coin or currency, herein prescribed.

This Security shall be exchangeable, in whole but not in part, for Securities registered in the names of Persons other than the Book-Entry Depositary with respect to such series or its nominee only as provided in this paragraph. This Security shall be so exchangeable if (i) DTC notifies the Company and the Book-Entry Depositary that it is unwilling or unable to continue to hold the Book-Entry Interest or at any time it ceases to be a "clearing agency" registered as such under the Exchange Act and, in either case, a successor is not appointed by the Company within 120 days, (ii) the Book-Entry Depositary for the Securities of this series notifies the Company that it is unwilling or unable to continue as Book-Entry Depositary with respect to this Security and no successor is appointed within 120 days, (iii) the Company executes and delivers to the Trustee an Officers' Certificate providing that this Security shall be so exchangeable, or (iv) there shall have occurred and be continuing an Event of Default with respect to the Securities of this series and the Holder, in such circumstance, acting upon instructions from owners of interests representing a majority of outstanding principal amount of the Book-Entry Interests relating to this Security, shall have requested in writing that this Security be exchanged for one or more definitive Registered Securities of this series. Securities so issued in exchange for this Security shall be of the same series, having the same interest rate, if any, and maturity and having the same terms as this Security, in authorized denominations and in the aggregate having the same principal amount as this Security and registered in such names as the Book-Entry Depositary for this Security shall direct.

The Securities of this series of which this Security is a part and which are not Global Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. The bearer of this Security shall be treated as the owner of it for all purposes, subject to the terms of the Indenture. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series, by accepting a Security of this series, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

   I or we assign and transfer this Security to:

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1 [_]    acquired for the undersigned's own account, without transfer;

2 [_]    transferred to the Company;

3 [_]    transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933;

4 [_]    transferred pursuant to an effective registration statement under the Securities Act;

5 [_]    transferred pursuant to and in connection with Regulation S under the Securities Act of 1933; or

6 [_]    transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.

Unless one of the boxes is checked, the Trustee may refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (5) or (6) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

_________________________________ Signature

Signature Guarantee:

________________________________________________________
(Signature must be guaranteed)

________________________________________________________
Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions) with membership in STAMP or such other signature guarantee medallion program as may be approved by the Security Registrar in addition to or substitution for STAMP, pursuant to S.E.C. Rule 17Ad-15.

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITIES

The following increases or decreases in this Global Security have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease or increase	Signature of authorized signatory of Trustee or Security Custodian

Exhibit F

[FORM OF FACE OF DEFINITIVE REGISTERED SENIOR NOTE]

WPD HOLDINGS UK
[___]% Notes Due [___]

No. [________]                                                               [$____________]
CUSIP No. [_______]
ISIN No. [________]

WPD HOLDINGS UK, a company duly organized and existing under the laws of England and Wales (herein called the "Company," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay [name of registered owner or its registered assigns], the principal sum of [_______] Dollars on December 15, [___], and to pay interest thereon from [_______], or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on June 15 and December 15 of each year, commencing on [_______], at the rate per annum provided in the title hereof, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or mo re Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the [_______] or [_______] (whether or not a Business Day), as the case may be, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Person in whose name this Security (or one or more Predecessor Securities) is registered on such Regular Records Date and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of (and premium, if any) and interest, if any, on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, and/or in Luxembourg in such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

All payments of principal and interest (including payments of discount and premium, if any) in respect of this Security shall be made free and clear of, and without withholding or deduction for or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by or within the United Kingdom or by or within any political subdivision thereof or any authority therein or thereof having power to tax ("United Kingdom Taxes"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction, the Company shall pay to the Holder such additional amounts (the "Additional Amounts") as will result in the payment to such Holder of the amount that would otherwise have been receivable by such Holder in the absence of such withholding or deduction, except that no such Additional Amounts shall be payable:

(i)    to, or to a Person on behalf of, a Holder who is liable for such United Kingdom Taxes in respect of this Security by reason of such Holder having some connection with the United Kingdom (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, or being physically present in, the U.K.) other than the mere holding of this Security or the receipt of principal and interest (including payments of discount and premium, if any) in respect thereof;

(ii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) for payment more than 30 days after the Relevant Date (as defined below), except to the extent that such Holder would have been entitled to such Additional Amounts on presenting this Security for payment on the last day of such period of 30 days;

(iii)    to, or to a Person on behalf of, a Holder who presents this Security (where presentation is required) in the United Kingdom; or

(iv)    to, or to a Person on behalf of, a Holder who would not be liable or subject to the withholding or deduction by making a declaration of non-residence or similar claim for exemption to the relevant tax authority.

Such Additional Amounts will also not be payable where, had the beneficial owner of this Security (or any interest therein) been the Holder of the Security, he or she would not have been entitled to payment of Additional Amounts by reason of any one or more of clauses (i) through (iv) above. If the Company shall determine that Additional Amounts will not be payable because of the immediately preceding sentence, the Company will inform such holder promptly after making such determination setting forth the reason(s) therefor.

"Relevant Date" means whichever is the later of (i) the date on which such payment first becomes due and (ii) if the full amount payable has not been received in The City of New York by the Book-Entry Depositary or the Trustee on or prior to such due date, the date on which, the full amount having been so received, notice to that effect shall have been given to the Holders in accordance with the Indenture.

References to principal, interest, discount or premium in respect of this Security shall be deemed also to refer to any Additional Amounts which may be payable as set forth in the Indenture or in this Security.

The Company shall furnish to the Trustee the official receipts (or a certified copy of the official receipts) evidencing payment of United Kingdom Taxes. Copies of such receipts shall be made available to the Holder of this Security upon request.

So long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders of Securities will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxembourg Wort).

The Book-Entry Depositary will immediately send to DTC a copy of any notices, reports, and other communications received by it relating to the Company or the Securities

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

This Security has been issued with an original issue discount for the purposes of Sections 1271-1275 of the Internal Revenue Code of 1986, as amended. The issue price, amount of original issue discount, issue date and yield to maturity of the Securities may be obtained by contacting the Company's Investor Relations Department at +44 117 933 2000.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer or director of the Company duly authorized.

Dated: [______ __, ___]

WPD HOLDINGS UK By: Name: Title:

[FORM OF CERTIFICATE OF AUTHENTICATION]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

Dated: [______ __, ___]

BANKERS TRUST COMPANY as Trustee By: Title: Authorized Officer

[Form of Reverse of Security]

WPD HOLDINGS UK
[____]% Senior Notes Due [____]

This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of March 9, 2001 (herein called the "Original Indenture"), among the Company, Bankers Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and Deutsche Bank Luxembourg S.A., as paying and transfer agent (herein called the "Paying Agent," which term includes any successor paying and transfer agent under the Indenture), as supplemented by the First Supplemental Indenture, dated as of March 9, 2001 (together with the Original Indenture, the "Indenture") among the Company, the Trustee, and the Paying Agent, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, the Paying Agent, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. Terms defined in the Indenture that are not defined herein are used with the meanings assigned to them in the Indenture. This Security is one of the series designated on the face hereof limited in aggregate principal amount to $[___________].

The Securities of this series will be redeemable in whole or in part, at the option of the Company at any time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series being redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal of and interest on the Securities of this series being redeemed discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at a discount rate equal to the Treasury Yield plus [__] basis points, plus, for (i) or (ii) above, whichever is applicable, accrued interest on the Securities of this series to the date of redemption.

"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker (as defined below) as having a maturity comparable to the remaining term of Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of this series.

"Comparable Treasury Price" means, with respect to any redemption date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third Business Day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities," or (ii) if such release (or any successor release) is not published or does not contain such prices on such Business Day, the Reference Treasury Dealer Quotation (as defined below) for such Redemption Date.

"Independent Investment Banker" means an independent investment banking institution of national standing in the U.S. appointed by the Company and reasonably acceptable to the Trustee.

"Reference Treasury Dealer Quotation" means, with respect to the Reference Treasury Dealer (as defined below) and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount and quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such Redemption Date).

"Reference Treasury Dealer" means a primary U.S. Government securities dealer in New York City appointed by the Company and reasonably acceptable to the Trustee.

"Treasury Yield" means, with respect to any date on which the Securities are redeemed (each, a "Redemption Date"), the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

Notice of redemption shall be given in accordance neither less than 15 days nor more than 30 days prior to the date fixed for redemption.

If fewer than all the Securities of this series are to be redeemed, selection of Securities of this series for redemption will be made by the Trustee in any manner the Trustee deems fair and appropriate and that complies with applicable legal and securities exchange requirements.

Unless the Company defaults in payment of the redemption price, from and after the redemption date, the Securities of this series or portions thereof called for redemption will cease to bear interest, and the Holders thereof will have no right in respect to such Securities of this series except the right to receive the redemption price thereof.

In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued to the Holder hereof upon the cancellation hereof.

The Indenture contains provisions for defeasance of (i) the entire indebtedness of this security and (ii) certain restrictive covenants upon compliance by the Company with certain conditions set forth therein.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. At any time after such declaration of acceleration with respect to Securities of this series has been made, but before a judgment or decree for payment of money has been obtained by the Trustee as provided in the Indenture, if all Events of Default with respect to Securities of this series have been cured or waived (other than the non-payment of principal of the Securities of this series which has become due solely by reason of such declaration of acceleration) then such declaration of acceleration and its consequences shall be automatically annulled and rescinded.

The Securities of this series are subject to redemption in whole but not in part upon not less than 15 nor more than 30 days' notice given as provided in the Indenture to the Holders of Securities of this series at a price equal to the outstanding principal amount thereof together with Additional Amounts, if any, and accrued interest, to the Redemption Date if:

(i)    the Company satisfies the Trustee prior to the giving of such notice that it has or will become obliged to pay Additional Amounts as a result of either any change in, or amendment to, the laws or regulations of the United Kingdom or any political subdivision or any authority or agency thereof or therein having power to tax or levy duties, or any change in the application or interpretation of such laws or regulations, which change or amendment becomes effective on or after the March 16, 2001; and

(ii)    such obligation cannot be avoided by the Company taking reasonable measures available to it;

subject, as provided in the Indenture, to the delivery by the Company of an Officers' Certificate stating that the obligation referred to in (i) above cannot be avoided by the Company taking reasonable measures available to it.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the Indenture or any supplemental indenture or the rights and obligations of the Company and rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of all series to be affected (voting as a class). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of th is Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest, if any, on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest, if any, on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of the series of which this Security is a party and which are not Global Securities are issuable only in registered form without coupons in denominations of $[__________] and any integral multiple thereof.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

When a successor assumes all the obligations of its predecessor under the Securities of this series and the Indenture in accordance with the terms of the Indenture, the predecessor will be released from those obligations.

The Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities of this series and may otherwise deal with the Company, its Subsidiaries or their respective Affiliates as if it were not the Trustee.

No stockholder, director, officer, employee, incorporator or Affiliate of the Company shall have any liability for any obligation of the Company under the Securities of this series or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Holder of the Securities of this series by accepting a Security of this series waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities of this series.

This Security shall not be valid until the Trustee or Authenticating Agent signs the certificate of authentication on this Security.

Customary abbreviations may be used in the name of a Holder of a Registered Security of this series or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures ("CUSIP"), the Company will cause CUSIP numbers to be printed on the Securities of this series as a convenience to the Holders of the Securities of this series. No representation is made as to the accuracy of such numbers as printed on the Securities of this series and reliance may be placed only on the other identification numbers printed hereon.

This Security shall be governed by and construed in accordance with the laws of the State of New York.

All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

[FORM OF ASSIGNMENT FORM]

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee's name, address and zip code)

(Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint him, her or it as agent to transfer this Security on the books of the Company. The agent may substitute another act for him, her or it.

___________________________________________________________________________

___________________________________________________________________________

    Date: _______________

    Your Signature: _______________________

     Signature Guarantee: _____________________________________
                                                   (Signature must be guaranteed)

___________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in the Securities Transfer Agents Medallion Program ("STAMP") or such other signature guarantee medallion program as may be approved by the Registrar in addition to or substitution for, STAMP), pursuant to S.E.C. Rule 17Ad-15.